UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2015

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in the Current Reports on Form 8-K and Quarterly Report on Form 10-Q for the three months ended September 30, 2014 for Acadia Healthcare Company, Inc. (the “Company”), each of which were filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Copper Acquisition Co., Inc., a newly-formed Delaware corporation wholly-owned by the Company (the “Merger Subsidiary”), and CRC Health Group, Inc., a Delaware corporation (“CRC”), pursuant to which, among other things, the Merger Subsidiary will be merged with and into CRC with CRC surviving as a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, among other things, at the effective time of the Merger (i) the Company will issue up to an aggregate of 6.3 million shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), to certain holders of CRC common stock in exchange therefor; (ii) all other CRC securities and equity awards will be cancelled and the holder of such other securities and equity awards will be entitled to receive an amount in cash in exchange therefor based upon the market value of the Common Stock; and (iii) substantially all outstanding indebtedness for borrowed money of CRC will be repaid. The Company expects to close the Merger during the first quarter of 2015 (the “Closing”).

The purpose of this Current Report on Form 8-K is to file the following pro forma and historical financial statements and information which are incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information of the Company and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2013

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2013

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

CRC Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Independent Auditors’ Report

•	Audited Consolidated Balance Sheets as of December 31, 2013 and 2012 (As Restated)

•	Audited Consolidated Statements of Operations for the years ended December 31, 2013, 2012 (As Restated) and 2011 (As Restated)

•	Audited Consolidated Statements of Comprehensive Loss for the years ended December 31, 2013, 2012 (As Restated) and 2011 (As Restated)

•	Audited Consolidated Statements of Changes in Equity (Deficit) for the years ended December 31, 2013, 2012 (As Restated) and 2011 (As Restated)

•	Audited Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 (As Restated) and 2011 (As Restated)

•	Notes to Audited Consolidated Financial Statements

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Condensed Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013

•	Unaudited Condensed Consolidated Statements of Operations for the nine months ended September 30, 2014 and 2013

•	Unaudited Condensed Consolidated Statements of Comprehensive Loss for the nine months ended September 30, 2014 and 2013

•	Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2014 and 2013

•	Notes to Unaudited Condensed Consolidated Financial Statements

Partnerships in Care Investments 1 Limited and its Subsidiaries Unaudited Condensed Combined Financial Statements

•	Unaudited Condensed Combined Profit and Loss Account for the six months ended June 30, 2014, 2013 and the twelve months ended December 31, 2013 (Audited)

•	Unaudited Condensed Combined Statement of Total Recognised Gains and Losses for the six months ended June 30, 2014, 2013 and the twelve months ended December 31, 2013 (Audited)

•	Unaudited Condensed Combined Balance Sheet as of June 30, 2014 and December 31, 2013

•	Unaudited Condensed Combined Cash Flow Statement for the six months ended June 30, 2014, 2013 and the twelve months ended December 31, 2013 (Audited)

•	Unaudited Reconciliation of Net Cash Flow to Movement in Net Debt for the six months ended June 30, 2014

•	Notes to Unaudited Condensed Combined Financial Statements (including a reconciliation to US GAAP (as hereinafter defined) for the six months ended June 30, 2014, 2013 and the twelve months ended December 31, 2013 (Audited))

The unaudited combined financial statements and information of Partnerships in Care Investments 1 Limited (“PiC”) and its subsidiaries have been prepared in accordance with United Kingdom Accounting Standards (“UK GAAP”). UK GAAP differs in certain respects from generally accepted accounting principles in the United States (“US GAAP”). Except where otherwise noted, neither the Company nor PiC has prepared or reconciled, and neither currently intends to prepare or reconcile, the unaudited combined financial statements and information in accordance with US GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of CRC

99.3	Unaudited Condensed Consolidated Financial Statements of CRC

99.4	Unaudited Condensed Combined Financial Statements of PiC and its subsidiaries

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Merger Agreement and the Closing identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: January 28, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of CRC

99.3	Unaudited Condensed Consolidated Financial Statements of CRC

99.4	Unaudited Condensed Combined Financial Statements of PiC and its subsidiaries